UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 1, 2006

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 West Wacker Drive Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 696-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On February 1, 2006, Morningstar, Inc. (Morningstar) and Patrick Reinkemeyer agreed to amend the Purchase Agreement dated April 30, 2003 between them to terminate rights of first refusal held by Morningstar relating to the 11,668 shares of Morningstar’s Common Stock that Reinkemeyer purchased pursuant to the agreement.  A copy of the First Amendment to Purchase Agreement dated as of February 1, 2006 between Morningstar and Reinkemeyer is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Reinkemeyer is president of Morningstar Associates, LLC.  The additional information about Reinkemeyer contained in Morningstar’s Registration Statement on Form S-1, as amended, Registration No. 333-115209 (the Registration Statement) under the headings “Management – Executive Officers and Directors” and “Certain Relationships and Related Party Transactions” is incorporated herein by reference.

On February 1, 2006, Morningstar and David W. Williams agreed to amend the Purchase Agreement dated April 30, 2003 between them to terminate rights of first refusal held by Morningstar relating to the 1,000 shares of Morningstar’s Common Stock that Williams purchased pursuant to the agreement. A copy of the First Amendment to Purchase Agreement dated as of February 1, 2006 between Morningstar and Williams is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Williams is Morningstar’s managing director of design.  The additional information about Williams contained in the Registration Statement under the headings “Management – Executive Officers and Directors” and “Certain Relationships and Related Party Transactions” is incorporated herein by reference.

Item 1.02.              Termination of a Material Definitive Agreement.

On February 1, 2006, Morningstar, Joseph D. Mansueto, Paul Sturm, and Timothy K. Armour agreed to terminate the Shareholders Agreement dated February 1, 1999 among them.  A copy of the Termination Agreement dated as of February 1, 2006 is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Mansueto is Morningstar’s founder, chairman of the board of directors, and the company’s chief executive officer. Sturm is a member of Morningstar’s board of directors.  Armour is one of Morningstar’s managing directors.  Additional information about the relationships between Morningstar and each of Messrs. Mansueto, Sturm, and Armour contained in the Registration Statement under the headings “Management – Executive Officers and Directors,” “Certain Relationships and Related Party Transactions” and “Principal Shareholders” is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits:

Exhibit No.	Description

10.1	First Amendment to Purchase Agreement dated as of February 1, 2006 between Morningstar and Patrick Reinkemeyer.
10.2	First Amendment to Purchase Agreement dated as of February 1, 2006 between Morningstar and David Williams.
10.3	Termination Agreement dated as of February 1, 2006 among Morningstar, Joseph D. Mansueto, Paul Sturm, and Timothy K. Armour.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: February 3, 2006	By:	/s/ Martha Dustin Boudos
	Name:	Martha Dustin Boudos
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Purchase Agreement dated as of February 1, 2006 between Morningstar and Patrick Reinkemeyer.

10.2	First Amendment to Purchase Agreement dated as of February 1, 2006 between Morningstar and David Williams.

10.3	Termination Agreement dated as of February 1, 2006 among Morningstar, Joseph D. Mansueto, Paul Sturm, and Timothy K. Armour.